EXHIBIT 15
November 7, 2007
The Board of Directors and Stockholders
F.N.B. Corporation
We are aware of the incorporation by reference in the following registration statements and in the related prospectuses of F.N.B. Corporation and subsidiaries of our reports dated May 8, 2007, August 7, 2007 and November 7, 2007, relating to the unaudited condensed consolidated interim financial statements of F.N.B. Corporation and subsidiaries that are included in its Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007:
1.	Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Southwest Banks, Inc. (File #333-01997).
2.	Registration Statement on Form S-8 relating to F.N.B. Corporation 1996 Stock Option Plan (File # 333-03489).
3.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of West Coast Bancorp, Inc. (File #333-22909).
4.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Indian Rocks State Bank (File #333-32355).
5.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of West Coast Bank (File #333-40187).
6.	Registration Statement on Form S-4 relating to the acquisition of Seminole Bank (File #333-49689).
7.	Registration Statement on Form S-4 relating to the acquisition of Citizens Holding Corporation (File #333-58727).
8.	Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 relating to stock options granted under the Citizens Holding Corporation Stock Option Plan and assumed by F.N.B. Corporation (File #333-58727).
9.	Registration Statement on Form S-4 relating to the acquisition of Guaranty Bank & Trust Company (File #333-67041).
10.	Post-Effective Amendment No. 1 to Registration Statement on Form S-8 relating to the F.N.B. Corporation 1998 Directors Stock Option Plan (File #333-38376).
11.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Citizens Community Bancorp, Inc. (File #333-55102).
12.	Post-Effective Amendment No. 1 to Registration Statement on Form S-8 relating to the F.N.B. Corporation 2001 Incentive Plan (File #333-63042).
13.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Promistar Financial Corporation (File #333-66548).
14.	Amendment No. 1 to Registration Statement on Form S-3 relating to the registration of F.N.B. Corporation and F.N.B. Capital Trust I common stock, preferred stock, debt securities, warrants, and trust preferred securities (File #333-74866).
15.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 1996 Stock Option Plan (File #333-83760).
16.	Registration Statement on Form S-8 relating to stock option agreements granted under the Promistar Financial Corporation 1998 Equity Incentive Plan and assumed by F.N.B. Corporation (File #333-83756).

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17.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 401(k) Plan (File #333-97113).
18.	Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Slippery Rock Financial Corporation (File #333-116526).
19.	Registration Statement on Form S-8 relating to stock option agreements granted under the Slippery Rock Financial Corporation 1997 Directors Stock Option Plan and the Slippery Rock Financial Corporation 1997 Incentive Stock Option Plan, both assumed by F.N.B. Corporation (File #333-119649).
20.	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 related to the Dividend Reinvestment and Stock Purchase Plan (File #333-111833).
21.	Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of NSD Bancorp, Inc. (File #333-120438).
22.	Registration Statement on Form S-8 relating to stock option agreements granted under the NSD Bancorp, Inc. 1994 Stock Option Plan, the NSD Bancorp, Inc., 1994 Non-Employee Director Stock Option Plan and the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan, all assumed by F.N.B. Corporation (File #333-123068).
23.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of North East Bancshares, Inc. (File #333-126005).
24.	Registration Statement on Form S-3 relating to the registration of FNB Financial Services, LP Subordinated Term Notes and Daily Notes (File #333-135339-01).
25.	Registration Statement on Form S-4 relating to the acquisition of The Legacy Bank (File #333-131490).
26.	Registration Statement on Form S-8 relating to stock option agreements granted under the Northern State Bank 1999 Stock Incentive Plan, The Legacy Bank of Harrisburg 1999 Directors’ Compensation Plan and The Legacy Bank of Harrisburg 1999 Incentive Stock Option Plan, all assumed by F.N.B. Corporation (File #333-135332).
27.	Registration Statement on Form S-3 relating to warrants and convertible debentures originally issued by The Legacy Bank and assumed by F.N.B. Corporation (File #333-135333).
28.	Registration Statement on Form S-8 relating to the 2007 Incentive Compensation Plan (File #333-144088).
Under Rule 436(c) of the 1933 Act, our report is not a part of the registration statements prepared or certified by accountants within the meaning of Section 7 or 11 of the 1933 Act.
/s/ Ernst & Young LLP
Pittsburgh, Pennsylvania

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